United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 21, 2006
Chesapeake Utilities Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-11590	51-0064146

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
909 Silver Lake Boulevard, Dover, Delaware 19904
(Address of principal executive offices, including Zip Code)
(302) 734-6799
(Registrant’s Telephone Number, including Area Code)

(Former name, former address and former fiscal year, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On November 21, 2006, the Company issued a Press Release announcing the completion of its offering of common stock.
A copy of the Press Release is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
Exhibit 99.1 — Press Release of Chesapeake Utilities Corporation, dated November 21, 2006 relating to the completion of the Company’s public offering

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
Chesapeake Utilities Corporation

/s/ Michael P. McMasters Michael P. McMasters Senior Vice President and Chief Financial Officer
Date: November 21, 2006